June 29, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund II

Supplement to Prospectus and Summary Prospectus dated January 27, 2012, as amended from time to time, and Statement of Additional Information dated January 27, 2012, as amended from time to time

At a special meeting of the Board of Trustees of Touchstone Funds Group Trust (the “Trust”) held on June 26, 2012, the Board of Trustees, including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940 (the “Disinterested Trustees”), unanimously approved, effective immediately, a change in the investment strategies of the Touchstone Emerging Markets Equity Fund II (the “EM II Fund”) such that the EM II Fund will have the identical investment strategies as the Touchstone Emerging Markets Equity Fund (the “EM Fund”).  Specifically, the change in strategies will result in a more broadly diversified portfolio by expanding of the number of securities that the EM II Fund will generally hold to 70 to 90 securities from its current strategy of holding 50 to 70 securities.  This change will also result in allowing the EM II Fund to invest in companies of any size in seeking to achieve its investment goal, thus expanding the EM II Fund’s investments to include securities of smaller capitalization companies and less liquid equity securities within emerging market countries.  Currently, the EM II Fund invests primarily in medium to large capitalization companies.

The Board of Trustees, including the Disinterested Trustees, also unanimously approved a proposal to reorganize the EM II Fund into the EM Fund, pursuant to an agreement and plan of reorganization (the “Agreement”).  Pursuant to the Agreement, the EM II Fund will transfer all of its assets and liabilities to the EM Fund.  Immediately after the reorganization, you will own shares of the EM Fund that are equal in value to the shares of the EM II Fund that you held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different). Shareholders of the EM II Fund will not incur any sales charges or other transaction charges as a result of the reorganization.

Shareholders of record of the EM II Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in August.  Expenses associated with the reorganization will be borne by the EM II Fund’s investment advisor, Touchstone Advisors, Inc.

Effective as of the close of business on July 6, 2012, all classes of the EM II Fund will be closed to investments by new investors, except that the EM II Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after July 6, 2012.

For more information about the EM Fund’s investment goals, strategies and risks, see the EM Fund’s Prospectus and Statement of Additional Information.  You can obtain a copy of the Prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TFEMX-S10-1201